5b. STOCKBASED COMPENSATION	12 Months Ended
Sep. 30, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
5b. STOCKBASED COMPENSATION

On January 10, 2011, the Board of Directors approved a Non-Qualified Stock Option Plan (the "Plan") which authorizes the issuance of up to 1,500,000 shares of Company common stock to persons that exercise options granted pursuant to the Plan. The Company's employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Plan, provided however that bona fide services must be rendered by such consultants or advisors, and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

Options for the purchase of 850,000 shares of the Company's common stock were issued to members of executive management and the Board of Directors on January 10, 2011. The stock options have an exercise price of $1.00 per share and were fully vested on the date of grant. The fair value of each stock option grant was estimated on the date of grant using the Black-Scholes option pricing model and the following assumptions:

Risk-free interest rate	0.99%
Expected dividend rate	0.00%
Expected volatility	40.80%
Expected life (years)	3
Calculated value of options granted	$0.29

The Company recognized stock-based compensation expense of $258,731 during 2011. No stock options have been exercised to date.